7. Income Tax	12 Months Ended
Jun. 30, 2018
Income Tax
Income Tax
	2018 $	2017 $	2016 $
a. The components of tax expense comprise
Current tax	(135)	(3,252)	(844)
Deferred tax	—	—	—
	(135)	(3,252)	(844)

b. The prima facie tax on the (loss) from ordinary activities before income tax is reconciled to the income tax as follows:
Accounting (loss) before tax	(201,979)	(4,509,178)	(2,217,694)
Prima facie tax (benefit on (loss) from ordinary activities before income tax at 27.5%	(55,544)	(1,352,753)	(665,308)
Adjusted for:
Tax effect of:
● losses not brought to account	55,409	1,349,501	664,464
	(135)	(3,252)	(844)
Add:
Over provision for income tax in prior year	—	—
Income tax attributable to entity	(135)	(3,252)	(844)

The applicable weighted average effective current tax rate is as follows:	0%	0%	0%

Deferred tax assets on temporary differences and losses are not recognised because it is not probable that future taxable profit will be available against which the unused tax losses can be used and may be subject to continuity of ownership and business test.

At both period ends the Group has not recognised any current or deferred tax liabilities or assets.

Deferred tax assets on losses to a value of $2.9 million (2017: $2.8 million) to date are not brought to account due to not being probable of being recovered. In addition, deferred tax assets for deductible temporary differences of A$3.1 million (2017: A$3.1 million).

Accounting Policy: Income Tax

The charge for current income tax expense is based on the profit/(loss) for the year adjusted for any non-assessable or disallowed items. It is calculated using the tax rates that have been enacted or are substantially enacted by the reporting date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the Statement of profit or loss, except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Group will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.